Exhibit 10.4

EXECUTION VERSION

DATED	2015

INTER-CREDITOR DEED

Between

Electronic Cigarettes International Group, Ltd
(as Borrower)

and

The persons named in Schedule 1
(as Guarantors)

and

The persons named in Schedule 2
(as Senior Creditors)

and

The persons named in Schedule 3
(as Subordinated Creditors)

and

Miguel Carlos Corral

(as Junior Security Trustee)

RPC
Tower Bridge House
St Katharine’s Way London
E1W 1AA	Ref: SA01/GOD10.6

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	1
2.	PRIORITIES	6
3.	BORROWER AND GUARANTOR COVENANTS	8
4.	SUBORDINATED CREDITORS AND JUNIOR SECURITY TRUSTEE COVENANTS	9
5.	PERMITTED PAYMENTS	10
6.	WAIVER AND AMENDMENTS OF DEBT DOCUMENTS	10
7.	SUBORDINATION ON INSOLVENCY	11
8.	TREATMENT OF DISTRIBUTIONS	12
9.	PRESERVATION OF RIGHTS	13
10.	CO-OPERATION BY BORROWER, THE GUARANTORS, THE SUBORDINATED CREDITORS AND THE JUNIOR SECURITY TRUSTEE	13
11.	PRESERVATION OF SUBORDINATION	13
12.	BOOK DEBTS, INSURANCE AND CUSTODY OF DOCUMENTS	15
13.	SENIOR DEBT ENFORCEMENT	16
14.	ENFORCEMENT BY THE SUBORDINATED CREDITORS AND/OR THE JUNIOR SECURITY TRUSTEE	16
15.	INFORMATION BY SUBORDINATED CREDITOR	17
16.	APPLICATION OF PROCEEDS	17
17.	REFINANCING OF SENIOR DEBT	17
18.	POWER OF ATTORNEY	18
19.	EXPENSES	18
20.	DURATION	20
21.	RESTRICTIONS ON ASSIGNMENTS	20
22.	BORROWER’S AND GUARANTOR’S ACKNOWLEDGEMENTS	21
23.	ENDORSEMENT ON DEBT DOCUMENTS	21
24.	REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS	21
25.	SEVERANCE	22
26.	COUNTERPARTS	22
27.	THIRD PARTY RIGHTS	23
28.	PERPETUITY PERIOD	23
29.	NOTICES	23
30.	GOVERNING LAW AND JURISDICTION	24
SCHEDULE 1 - GUARANTORS		26
SCHEDULE 2 - SENIOR CREDITORS		27
SCHEDULE 3 - SUBORDINATED CREDITORS		28
SCHEDULE 4 - SENIOR DEBT DOCUMENTS		29
SCHEDULE 5 - JUNIOR DEBT DOCUMENTS		30

THIS AGREEMENT is made on	2015

Between:

(1)	ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD., registered in the State of Nevada, USA under number C13461-2004 whose registered office is at 14200 Ironwood Drive, Grand Rapids, Michigan 49448, USA (Borrower).

(2)	THE PERSONS whose details are set out at Schedule 1 (each a Guarantor and together the Guarantors).

(3)	THE PERSONS whose details are set out at Schedule 2 (each a Senior Creditor and together the Senior Creditors).

(4)	THE PERSONS whose details are set out at Schedule 3 (each a Subordinated Creditor and together the Subordinated Creditors).

(5)	MIGUEL CARLOS CORRAL of 1 Sergeants Lane, Whitefield, M45 7TR as security agent and trustee for the Subordinated Creditors (Junior Security Trustee).

Background:

(A)	The Senior Creditors have agreed to provide the Senior Debt, and the Subordinated Creditors have agreed to provide the Junior Debt, to the Borrower and/or the Guarantors (as applicable). The Junior Security Trustee acts as security agent and trustee for the Subordinated Creditors in respect of the Junior Security. The parties have agreed that the priority of their debts of the Creditors shall be as set out in this deed.

(B)	The Borrower and the Guarantors have agreed to enter this deed to acknowledge its terms and to give certain covenants to the Creditors.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

The following definitions apply in this deed.

Ancillary Liabilities: in relation to the Senior Debt or the Junior Debt means:

(a)	any refinancing, novation, refunding, restructuring, deferral or extension of any of those liabilities;

(b)	any further advance which may be made under any agreement supplemental to the relevant facilities or credit agreement plus all interest, indemnities, fees and costs in connection therewith;

(c)	any claim for damages or restitution in the event of rescission of any such liabilities or otherwise in connection with any relevant facilities or credit agreement;

(d)	any claim against the Borrower and/or a Guarantor (and in relation to the Senior Debt, the Subordinated Creditors) flowing from any recovery by the Borrower and/or a Guarantor (and in relation to the Senior Debt, the Subordinated Creditor) of a payment or discharge in respect of those liabilities on the grounds of preference or otherwise; and

(e)	any amounts (including post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

Business Day: a day other than a Saturday, Sunday or public holiday in England when banks in London are open for business.

Calm Waters Credit Agreement: the credit agreement between (1) the Borrower and (2) Calm Waters Partnership dated on or about the date of this deed.

Co-Investor Credit Agreement: the credit agreement between (1) the Borrower, (2) Tiburon Opportunity Fund, L.P. as agent and (3) certain other lenders signatory thereto dated on or about the date of this deed.

Creditors: the Senior Creditors and the Subordinated Creditors (and the Junior Security Trustee acting as security agent and trustee for the Subordinated Creditors) together, and Creditor means any of the Creditors.

Debt Document: each of the Junior Debt Documents and the Senior Debt Documents.

Distressed Disposal: a disposal of an asset of the Borrower or a Guarantor which is being effected as result of the enforcement of the Senior Security and/or the Junior Security.

Enforcement Date: the Business Day following the date on which a Creditor receives written notice from a Senior Creditor that a Senior Creditor has taken action to:

(a)	demand repayment, or payment, of any of the Liabilities secured by the Security constituted by any of its Security Documents;

(b)	enforce any of the Security constituted by any of its Security Documents; or

(c)	take possession of any asset subject to any of the Security constituted by any of its Security Documents.

FINBG: FIN Branding Group, LLC, an Illinois corporation with number 03606309.

First Variation Deed: the variation deed, dated 3 October 2014, between the parties to, and for the purpose of amending, the Share Purchase Agreement.

HIAC: Hardwire Interactive Acquisition Company, a Delaware corporation with number 5543781.

Insolvency: in respect of any person means:

(a)	that person’s bankruptcy, dissolution, liquidation, winding-up or administration, an application is made/or an interim order in respect of that person or that person entering, into any voluntary arrangement or composition with creditors;

(b)	the appointment of a receiver or administrative receiver in respect of all or part of the person’s asset; and

(c)	any event having a similar effect under the laws of any relevant jurisdiction, and the term Insolvent shall be interpreted accordingly.

Junior Debt: all Liabilities which are or may become payable or owing by the Borrower and/or the Guarantors to any of the Subordinated Parties under the Junior Debt Documents, or otherwise, together with all Ancillary Liabilities relating thereto.

Junior Debt Document: any document referred to in Schedule 5.

Junior Loan Notes: Secured Loan Notes 2014, in the aggregate principal amount of US$11,000,000, issued by the Borrower to the Subordinated Creditors on 22 April 2014.

Junior Loan Note Instrument: the instrument dated 22 April 2014 (as amended by the First Variation Deed and the Second Variation Deed) pursuant to which the Junior Loan Notes are, or are to be, constituted.

Junior Security Document: any document referred to in Part 2 of Schedule 5 and any document under which Security is taken pursuant thereto and any other document under which Security is created, whether at the date of this deed or at any later date, which secures any of the Junior Debt and is permitted to be taken pursuant to this deed.

Junior Security: any Security in favour of any or all of the Subordinated Parties created by a Junior Security Document.

Liabilities: all present or future monies, obligations or liabilities, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity.

Losses: all losses (including loss, of profit), claims, demands, actions, proceedings, damages and other payments, costs, charges, expenses and other liabilities of any kind.

Permitted Payment: any payment of amounts owing to the Subordinated Parties permitted under clause 5.1 of this deed.

Potential Event of Default: in respect of a Debt Document, any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Debt Document, the fulfilment of any other condition or any combination of any of the foregoing) be an Event of Default (as that term is defined under the relevant Debt Document).

Receiver: a receiver, receiver and manager or administrative receiver appointed by the Senior Creditor pursuant to the provisions of its Security Documents.

Registration Rights Agreement: the registration rights agreement dated 22 April 2014 between the Borrower and each of the Subordinated Creditors.

Right: any Security or other right or benefit whether arising by set-off, counterclaim, subrogation, indemnity, proof in liquidation or otherwise and whether from contribution or otherwise.

Second Variation Deed: the variation deed, dated on or about the date of this deed, between the parties to, and for the purpose of varying, the Junior Loan Note Instrument and the Share Purchase Agreement.

Security Document: any Senior Security Document and any Junior Security Document.

Security: any mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment by way of security or other security interest securing any obligation of any person, or any other agreement or arrangement having a similar effect.

Senior Credit Agreements: the Calm Waters Credit Agreement and the Co-Investor Credit Agreement.

Senior Debt: all Liabilities which are or may become payable or owing by the Borrower and/or a Guarantor to any Senior Creditor under the Senior Debt Documents together with all Ancillary Liabilities relating thereto.

Senior Debt Document: any document referred to in Schedule 2.

Senior Discharge Date: the date, as determined by the Senior Creditors, on which all Senior Debt has been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Senior Creditors, whether or not by enforcement and on which no commitment is in force under the Senior Debt Documents.

Senior Security Document: any document referred to in Part 2 of Schedule 4 and any document under which Security is taken pursuant thereto and any other document under which Security is created, whether at the date of this deed or at any later date, which secures any of the Senior Debt.

Senior Security: any Security in favour of the Senior Creditors created by a Senior Security Document.

Share Purchase Agreement: the share purchase agreement dated 22 April 2014 (as varied by the First Variation Deed and the Second Variation Deed) between the Borrower and the Subordinated Creditors, pursuant to which, inter alia, the Borrower acquired the entire issued share capital of Must Have Limited from the Subordinated Creditors.

Subordinated Parties: the Subordinated Creditors and the Junior Security Trustee and a Subordinated Party means any of the Subordinated Parties.

Subsidiary: a subsidiary undertaking within the meaning of section 1162 of the Companies act 2006.

VCIG: VCIG LLC, a Delaware corporation with number 5477751.

VEC: Victory Electronic Cigarettes, Inc., a Nevada corporation with number E0117932013-0.

1.2	Interpretation

In this deed:

1.2.1	clause, Schedule and paragraph headings shall not affect the interpretation of this deed;

1.2.2	a reference to a person shall include a reference to an individual, firm, company, corporation, partnership, unincorporated body of persons, government, state or agency of a state or any association, trust, joint venture or consortium (whether or not having separate legal personality) and that person’s personal representatives, successors, permitted assigns and permitted transferees;

1.2.3	unless the context otherwise requires, words in the singular shall

1.2.4	include the plural and in the plural shall include the singular;

1.2.5	unless the context otherwise requires, a reference to one gender shall include a reference to the other genders;

1.2.6	a reference to a party shall include that party’s successors, permitted assigns and permitted transferees;

1.2.7	a reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time;

1.2.8	a reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision;

1.2.9	a reference to writing or written includes fax and e-mail;

1.2.10	an obligation on a party not to do something includes an obligation not to allow that thing to be done;

1.2.11	a reference to this deed (or any provision of it) or to any other agreement or document referred to in this deed is a reference to this deed, that provision or such other agreement or document as amended (in each case, other than in breach of the provisions of this deed) from time to time;

1.2.12	unless the context otherwise requires, a reference to a clause or Schedule is to a clause of, or Schedule to, this deed and a reference to a paragraph is to a paragraph of the relevant Schedule;

1.2.13	any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms;

1.2.14	a reference to an amendment includes a novation, re-enactment, supplement or variation (and amended shall be construed accordingly);

1.2.15	a reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description; and

1.2.16	a reference to determines or determined means, unless the contrary is indicated, a determination made at the absolute discretion of the person making it.

1.3	Schedules

The Schedules form part of this deed and shall have effect as if set out in full in the body of this deed. Any reference to this deed includes the Schedules.

1.4	Clawback

If a Senior Creditor considers that an amount paid in respect of the Senior Debt is capable of being avoided or otherwise set aside on the liquidation or administration of the Borrower, a Guarantor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this deed.

2.	PRIORITIES

2.1	Senior Creditor consent to Junior Security

Each Senior Creditor:

2.1.1	consents to the creation or subsistence (as appropriate) of the Junior Security and the Junior Debt under the Junior Debt Documents; and

2.1.2	confirms that the creation or subsistence of the Junior Security and/or the Junior Debt under the Junior Debt Documents do not constitute a default by the Borrower or Guarantors under any of the Senior Debt Documents.

2.2	Subordinated Parties consent to Senior Security

Each of the Subordinated Parties;

2.2.1	consents to the creation of the Senior Security; and

2.2.2	confirms that the creation or subsistence of the Senior Security does not constitute a default by the Borrower or Guarantors under any of the Junior Debt Documents.

2.3	Ranking and subordination of debt

Each of the parties agree that:

2.3.1	each liability comprising the Senior Debt shall rank pari passu with each other liability comprising the Senior Debt without any preference between such liabilities.

2.3.2	the Senior Debt ranks and shall rank in priority to the Junior Debt in all respects;

2.3.3	the Junior Debt is and shall be subordinated to, the Senior Debt; and

2.3.4	no payments shall (except as otherwise provided in this deed) be made by any person in respect of the Junior Debt while the Senior Debt is outstanding.

2.4	Ranking and subordination of security

Each of the parties agree that:

2.4.1	all Senior Security shall be available in support of all Senior Debt.

2.4.2	the Senior Security shall rank in priority to the Junior Security; and

2.4.3	the Junior Security is and shall be subordinated to, and rank after, the Senior Security.

2.5	Monies received by Subordinated Party

If before the Senior Discharge Date:

2.5.1	any Subordinated Party receives a payment or distribution in cash or in any other form in respect of, or on account of the Junior Debt from the Borrower or a Guarantor or any other source;

2.5.2	any Subordinated Party receives the proceeds of any enforcement of any security, or payment under any guarantee, for any Junior Debt; or

2.5.3	the Borrower or a Guarantor makes any payment or distribution in cash or in any other form on account of the purchase or other acquisition of any of the Junior Debt, in each case in contravention of this deed (and, for the avoidance of doubt, this clause shall not apply to any Permitted Payment), the relevant Subordinated Party shall forthwith pay any and all such amounts to the Senior Creditors for application against the Senior Debt and until it does so shall hold all such amounts on trust for the Senior Creditors.

2.6	Non-permitted set-off

If, for any reason, the Junior Debt is discharged in whole or in part by set-off in contravention of this deed, the Subordinated Creditors will forthwith pay an amount equal to the amount of the Junior Debt discharged by the set-off to the Senior Creditors for application against the Senior Debt.

2.7	Failure of trust

If for any reason, a trust in favour of, or a holding of property for, the Senior Creditors under this deed is invalid or unenforceable, the Subordinated Creditors shall pay and deliver to the Senior Creditors in cash or in kind an amount (or, if in kind, a value) equal to the payment, receipt or recovery which it would otherwise have been bound to hold in trust for, or as property of, the Senior Creditors.

2.8	Continuing status of security

Nothing in this deed shall affect the status of the Security Documents as continuing security, nor shall the ranking of the Security in clause 2.4 be affected by any act, omission, transaction, limitation, matter, thing or circumstance whatsoever which but for this provision might operate to affect the relative priorities of the Security constituted by the Security Documents, including, but not limited to:

2.8.1	the nature of the Security constituted by the Security Documents and the order of their execution or registration;

2.8.2	any provision contained in any of the Security Documents;

2.8.3	the, respective date (or dates) on which any person received notice of the existence or creation of any Security constituted by any Security Document;

2.8.4	the respective date (or dates) on which monies may be, or have been, advanced or become owing or payable under a Debt Document or secured under a Security Document;

2.8.5	any fluctuation from time to time in the amount of Liabilities secured by a Security Document and in particular, without limitation, any reduction to nil of the Liabilities so secured;

2.8.6	the existence at any time of a credit balance on any current or other account of the Borrower or a Guarantor;

2.8.7	the appointment of any liquidator, Receiver, administrator or other similar officer either in respect of the Borrower or a Guarantor or over all or any part of the Borrower’s or a Guarantor’s assets (as applicable); and/or

2.8.8	any amendment or supplement to, or variation of, any Debt Document.

2.9	Invalidity of security

If all or any of the Senior Security or Junior Security:

2.9.1	is released; or

2.9.2	is or becomes wholly or partly invalid or unenforceable,

the Senior Creditors or Subordinated Creditors (respectively) shall bear the resulting loss and shall not be entitled to share in monies derived from assets over which it has no effective security.

2.10	No challenge to security

No Creditor shall challenge or question:

2.10.1	the validity or enforceability of any Security constituted by a Security Document;

2.10.2	the nature of any Security constituted by a Security Document; or

2.10.3	without prejudice to the generality of the foregoing, whether any Security constituted by a Security Document is fixed or floating.

2.11	Conflict with provision in Debt Documents

The parties agree that if there is an inconsistency between any of the provisions of this deed and the provisions of a Debt Document, the provisions of this deed shall prevail.

3.	BORROWER AND GUARANTOR COVENANTS

3.1	Borrower and Guarantor covenants

So long as the Senior Debt is outstanding, neither the Borrower nor a Guarantor shall, and each shall procure that none of its Subsidiaries shall (in each case, except as the Senior Creditors have previously consented to in writing):

3.1.1	make a loan or provide credit to the Subordinated Creditors;

3.1.2	pay or repay, or make any distribution in respect of, or purchase or acquire, any of the Junior Debt in cash or kind;

3.1.3	purchase or acquire, or permit any Subsidiary to purchase or acquire, any of the Junior Debt;

3.1.4	permit any Subsidiary to purchase or acquire any of the Junior Debt;

3.1.5	exercise any right of set-off against the Junior Debt;

3.1.6	create, subsist, or allow to exist, any Security (other than Junior Security) over any of its assets for, or any guarantee for or in respect of, any of the Junior Debt or in respect of a loan or credit provided to the Subordinated Creditors by another person;

3.1.7	amend, waive or release any term of the Junior Debt Documents;

3.1.8	vary the Junior Debt Documents; or

3.1.9	take, or omit to take, any action which may impair the ranking or the subordination set out in this deed.

Provided that the provisions of this clause 3.1 shall not apply to any Permitted Payment.

4.	SUBORDINATED CREDITORS AND JUNIOR SECURITY TRUSTEE COVENANTS

4.1	No payment, Security or guarantee

Each Subordinated Creditor and the Junior Security Trustee covenants with the Senior Creditors that, so long as the Senior Debt is outstanding, it shall not (except with the prior consent of the Senior Creditors):

	4.1.1	demand payment, prepayment or repayment of, or any distribution in respect of (or on account of) any of the Junior Debt in cash or in kind from the Borrower or a Guarantor or any other source or apply any money or property in discharge of any Junior Debt;

	4.1.2	receive payment of, or any distribution in respect of (or an account of) any of the Junior Debt in cash or in kind from the Borrower or a Guarantor or any other source or apply any money or property in discharge of any Junior Debt;

	4.1.3	discharge any of the Junior Debt by set-off;

	4.1.4	allow to exist or subsist or receive the benefit of any Security, guarantee, indemnity or other assurance against financial loss for, or in respect of, or receive the benefit of any guarantee, from any person in respect of the Junior Debt (other than Junior Security);

	4.1.5	take, or omit to take, any action which may impair the ranking or the subordination set out in this deed;

	4.1.6	modify, amend, waive or release any term of the Junior Debt Documents, except for an amendment which does not prejudice any Senior Debt, the Senior Creditors or impair the subordination contemplated by this deed;

	4.1.7	accelerate any of the Junior Debt or otherwise declare any of the Junior Debt prematurely payable (other than in accordance with clause 14 of this deed);

	4.1.8	either alone or in conjunction with any other person, commence or take any action against the Borrower or a Guarantor for the enforcement of, or in connection with, any Junior Debt Document (including for the payment of any amount thereunder) or for the termination thereof (other than in accordance with clause 14 of this deed);

	4.1.9	take any step, or support any step, which may lead to the Insolvency of the Borrower or a Guarantor (other than in accordance with clause 14 of this deed); and/or

	4.1.10	otherwise exercise any remedy for the recovery or enforcement of the Junior Debt.

Provided that the provisions of this clause 4.1 shall not apply to any Permitted Payment,

4.2	No set-off

Each of the Subordinated Parties shall not claim any right of set-off, abatement or any other extinction or reduction in respect of any liability which it has to the Borrower or any Guarantor.

4.3	No other arrangements

Each of the Subordinated Parties shall not make any arrangement which would place, or which aims to place, the Subordinated Creditors in a position similar to that in which it would be if:

	4.3.1	it had received a payment in respect of the Junior Debt (other than a Permitted Payment); or

	4.3.2	the Junior Debt had been secured by Security (other than the Junior Security).

4.4	No Security

Nothing in clause 2 or this clause 4 shall create, or be deemed to create, Security.

5.	PERMITTED PAYMENTS

5.1	The Borrower (or a Guarantor, in discharge of the obligations of the Borrower) may, subject to clause 5.2:

	5.1.1	make each payment of interest, and all amounts relating to interest, on the Junior Loan Notes on the relevant due date; and/or

	5.1.2	make each scheduled repayment of principal of the Junior Loan Notes (excluding, for avoidance of doubt, any voluntary early repayment) in accordance with the Junior Loan Note Instrument; and/or

	5.1.3	make any payments in respect of the Initial Consideration and Earn-out Consideration (in each case, as defined in the Share Purchase Agreement) due to the Subordinated Creditors pursuant to the Share Purchase Agreement.

5.2	The payments permitted by clause 5.1 may only be made if;

	5.2.1	no step has been taken to enforce any Senior Security or Junior Security;

	5.2.2	no event of default, other termination event or Potential Event of Default has occurred, is continuing and has not been remedied or waived in respect of any Senior Debt Document or would occur as result of the making of the relevant payments; and

	5.2.3	no step has been taken for the winding up, dissolution, administration or reorganisation of the Borrower and/or a Guarantor or the appointment of a liquidator, Receiver, administrator or other similar officer of the Borrower and/or a Guarantor or any of the assets of the Borrower and/or a Guarantor.

6.	WAIVER AND AMENDMENTS OF DEBT DOCUMENTS

6.1	No waiver or amendments of Junior Debt Documents

Without prejudice to the generality of the provisions of clauses 3 and 4, neither the Borrower, any Guarantor nor any Subordinated Party shall agree any modification, waiver or amendment to, or make any other agreement affecting, any Junior Debt Document which would:

	6.1.1	increase the margin or change the basis on which the interest payable is calculated under a Junior Debt Document;

	6.1.2	increase the commitments of the Subordinated Creditors under any Junior Debt Document; or

	6.1.3	amend or vary the gross-up or substitute basis provisions in a Junior Debt Document,

6.2	No waiver or amendments of Senior Debt Documents

Without prejudice to the generality of the provisions of clauses 3 and 4, neither the Borrower, any Guarantor nor any Senior Creditor shall agree any modification, waiver or amendment to, or make any other agreement affecting, any Senior Debt Document which would:

	6.2.1	increase the amount of interest payable under a Senior Debt Document in excess of the amount payable under the Senior Credit Agreement on the occurrence and continuance of an Event of Default (as defined in the Senior Credit Agreement); or

	6.2.2	extend the Maturity Date (as defined in the Senior Credit Agreement) by more than six months or increase the principal amount of the Senior Debt payable to the Senior Creditors under the Senior Credit Agreement.

7.	SUBORDINATION ON INSOLVENCY

Until the Senior Discharge Date, if the Borrower and/or a Guarantor becomes Insolvent, the following provisions shall apply:

	7.1.1	the Junior Debt shall be postponed and subordinated in right of payment to the Senior Debt

	7.1.2	no Subordinated Party shall take any action in respect of the Junior Debt except with the consent and on the direction of the Senior Creditors (other than in accordance with clause 14 of this deed);

	7.1.3	the Senior Creditors may, and are irrevocably authorised on behalf of the Subordinated Parties to:

(a) claim, enforce and prove for the Junior Debt;

(b) file claims and proofs, give receipts and take all such proceedings and do all such things as the Senior Creditors see fit to recover the Junior Debt;

(c) receive all distributions on the Junior Debt for application towards the Senior Debt; and/or

(d) hold all monies received by them under clause 7 in a suspense account and shall, as soon as it is reasonably apparent to them that the Senior Debt will not be fully discharged, apply them in reduction of the Senior Debt or otherwise.

	7.1.4	if and to the extent that the Senior Creditors are not entitled to, or do not wish to, claim, enforce, prove, file claims or proofs, or take proceedings for the Junior Debt, the Subordinated Parties shall do so in good time as requested by the Senior Creditors acting in accordance with the instructions of the Senior Creditors;

	7.1.5	the Subordinated Parties shall:

(a) hold any payment or distribution in cash or in kind received or receivable by it in respect of the Junior Debt (other than any Permitted Payment received) from the Borrower and/or a Guarantor or its estate or from any other source on trust for the Senior Creditors; and

(b) upon demand promptly pay and transfer any such payment to the Senior Creditors for application against the Senior Debt;

	7.1.6	the trustee in bankruptcy, liquidator, Receiver, assignee or other person distributing the, assets of the Borrower and/or a Guarantor or their proceeds is directed to pay distributions on the Junior Debt direct to the Senior Creditors until the Senior Debt is irrevocably paid in full and each Subordinated Party shall give all such directions and/or instructions as the Senior Creditors may reasonably require to give effect to this sub-clause;

	7.1.7	the Senior Creditors may (and are hereby irrevocably authorised to) exercise all powers of convening meetings, voting and representation in respect of the Junior Debt and the Subordinated Parties shall provide the Senior Creditors with all necessary forms of proxy and of representation; and

	7.1.8	if and to the extent that the Senior Creditors are not entitled to exercise a power conferred by this clause 7, the Subordinated Parties:

(a) shall exercise the power as the Senior Creditors direct; and

(b) shall not exercise any power so, as to impair this subordination.

8.	TREATMENT OF DISTRIBUTIONS

8.1	Realisation of distribution

	8.1.1	If any Senior Creditor receives any distribution otherwise than in cash in respect of the Junior Debt from the Borrower, a Guarantor or any other source, such Senior Creditor may realise the distribution as it sees fit and the Senior Debt shall not be deemed reduced by the distribution until and except to the extent that the realisation proceeds are applied towards the Senior Debt.

	8.1.2	Each Subordinated Party will at its own expense do all such things as the Senior Creditors may require as being necessary or desirable to transfer to the Senior Creditors all payments and distributions which must be turned over or held in trust for the Senior Creditors, including endorsements and execution of formal transfers, and will pay all costs and stamp duties in connection therewith,

8.2	Currency exchange

If the Senior Creditors receive any payment required to be paid by a Subordinated Creditor under this deed or paid in respect of the Junior Debt in a currency other than the currency of the Senior Debt, such Senior Creditors may convert the currency received into the currency of the Senior Debt at a prevailing market rate of exchange and the Senior Debt shall not be deemed reduced by the payment until and except to the extent that the proceeds of conversion are applied toward the Senior Debt.

9.	PRESERVATION OF RIGHTS

9.1	No waiver of rights

No delay in exercising rights and remedies in respect of the Senior Debt or the Junior Debt, or the Senior Security or the Junior Security, because of any term of this deed postponing, restricting or preventing such exercise shall operate as a waiver of any of those rights and remedies.

9.2	Junior Debt remains due and payable

The Junior Debt shall remain owing, or due and payable, from the Borrower and/or a Guarantor, and interest and default interest will accrue on missed payments in accordance with the terms of the Junior Debt Documents, despite any term of this deed that might postpone, subordinate or prevent payment of the Junior Debt.

10.	CO-OPERATION BY BORROWER, THE GUARANTORS, THE SUBORDINATED CREDITORS AND THE JUNIOR SECURITY TRUSTEE

10.1	Co-operation by Borrower, the Guarantors, the Subordinated Creditors and the Junior Security Trustee

The Senior Creditors may require the Borrower, a Guarantor, the Subordinated Creditors and/or the Junior Security Trustee, either jointly or severally, to sign any document and take any steps to protect or give effect to any of the Senior Creditors’ rights under this deed, or any similar or related purpose.

11.	PRESERVATION OF SUBORDINATION

11.1	Continuing subordination

The subordination and priority provisions in this deed constitute continuing subordination and priority arrangements and benefit the ultimate balance of the Senior Debt, regardless of any intermediate payment or discharge of the Senior Debt in whole or in part.

11.2	Waiver of defences

The subordination and priority arrangements in this deed and the obligations of the Subordinated Creditors and the Junior Security Trustee under this deed will not be affected by any act, omission, matter or thing which but for this provision, might operate to reduce, release or prejudice the subordination or any of those obligations in whole or in part, including (without limitation and whether or not known to any party):

	11.2.1	any variation, extension, discharge, compromise, dealing with, exchange or renewal of any right or remedy which a Creditor and/or the Junior Security Trustee may now, or after the date of this deed, have from or against the Borrower, a Guarantor or any other person;

	11.2.2	any grant of time, waiver or indulgence granted to or composition with the Borrower, a Guarantor or any other person;

	11.2.3	any act or omission by a Creditor and/or the Junior Security Trustee or any other person in varying, compromising, exchanging, renewing, releasing, taking up, perfecting or enforcing or any right, any Security, indemnity, or guarantee or any other security interest from or against the Borrower, a Guarantor or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any security;

	11.2.4	any termination, amendment, variation, novation or supplement of or to any Debt Document;

	11.2.5	any Insolvency, bankruptcy, liquidation, administration, winding up, incapacity, limitation, disability, discharge by operation of law, or similar proceedings or any change in the constitution, name or style of or in relation to the Borrower, a Guarantor or any other person;

	11.2.6	the release of the Borrower, a Guarantor or any other, person under the terms of any composition or arrangement;

	11.2.7	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Borrower, a Guarantor or any other person;

	11.2.8	any amendment (however fundamental) or replacement of a Debt Document or any other document or security;

	11.2.9	any invalidity, illegality, unenforceability, irregularity or frustration of any actual or purported obligation of, or Security held from, the Borrower, a Guarantor or any other person under any Debt Document or any other document or security; and/or

	11.2.10	any claim or enforcement of payment from the Borrower, a Guarantor or any other person.

11.3	Immediate recourse

Each of the Subordinated Creditors and the Junior Security Trustee waives any right it may have to require the Senior Creditors (or any trustee or agent on its behalf) to:

	11.3.1	take any action or obtain judgment in any court against the Borrower, a Guarantor or any other person;

	11.3.2	make or file any claim in a bankruptcy, liquidation, administration or Insolvency of the Borrower, a Guarantor or any other person; or

	11.3.3	proceed against, make, demand, enforce or seek to enforce any claim, security, right or remedy against the Borrower, a Guarantor or any other person,

	11.3.4	to proceed against or enforce any other rights or security or claim payment from any person before claiming the benefit of this subordination, of the security conferred by the Security Documents or of the obligations of the Subordinated Creditors or the Junior Security Trustee under this deed. The Senior Creditors (or any trustee or agent on their behalf) may refrain from applying or enforcing any money, rights or security.

11.4	Non-competition

Each of the Subordinated Creditor and the Junior Security Trustee warrants to the Senior Creditors that it has not taken or received, and shall not take, exercise or receive the benefit of any Right from or against the Borrower, a Guarantor or a liquidator or administrator of the Borrower or a Guarantor or any other person in connection with any liability of, or payment by, the Subordinated Creditors or the Junior Security Trustee under this deed but:

	11.4.1	if any such Right is taken, exercised or received by the Subordinated Creditors or the Junior Security Trustee, that Right and all monies at any time received or held in respect of that Right shall be held by the Subordinated Creditors and/or the Junior Security Trustee on trust for the Senior Creditors for application in or towards the discharge of the Senior Debt; and

	11.4.2	on demand by the Senior Creditors, each of the Subordinated Creditors and the Junior Security Trustee shall promptly transfer, assign or pay to the Senior Creditors all Rights and all monies from time to time held on trust by the Subordinated Creditors and/or the Junior Security Trustee under this clause 11.4.

12.	BOOK DEBTS, INSURANCE AND CUSTODY OF DOCUMENTS

12.1	Book debts

Notwithstanding the terms of any charge over book or other debts contained in any Security Document, and any covenant by the Borrower or a Guarantor to pay those debts into any particular account, the parties agree that:

	12.1.1	the Borrower and/or a Guarantor (as applicable) shall not be deemed to be in breach of any such covenant so long as it complies with any such covenant in the Senior Debt Documents;

	12.1.2	the Senior Creditors may credit any payments received by a Senior Creditor in respect of book and other debts to any account of the Borrower or a Guarantor with the Senior Creditors; and

	12.1.3	the Senior Creditors may, in respect of any credit balances on any of the Borrower’s or a Guarantor’s accounts, notwithstanding any charge over those credit balances created by any Junior Security Document:

(a) permit the Borrower and/or a Guarantor to draw on any credit balance and otherwise permit any such account to continue to be operated as a current account; and

(b) to the extent permitted by the relevant Senior Debt Document, exercise any right of set-off or combination it may have against any account of the Borrower and/or a Guarantor without regard to the other provisions of this deed or any Junior Debt Document.

12.2	Insurance

The Senior Creditors may require the Borrower and/or a Guarantor to insure its assets and, prior to the Enforcement Date, apply any monies received or recovered in respect of any claim under any relevant insurance policy in accordance with the terms of the Senior Debt Documents or such other insurance provisions in the Debt Documents as the Senior Creditors may select. The Creditors acknowledge that the Borrower’s or the Guarantor’s (as applicable) compliance with the insurance obligations so selected shall be a full discharge by the Borrower or such Guarantor (as applicable) of its insurance obligations under the Debt Documents.

12.3	Title documents

The Senior Creditors shall be entitled, but not obliged, to hold each title or other document relating to any asset subject to Senior Security. The Subordinated Parties may inspect any such documents provided it gives reasonable prior written notice to the Senior Creditors.

13.	SENIOR DEBT ENFORCEMENT

13.1	Co-operation by Subordinated Creditors and Junior Security Trustee

The Subordinated Creditors and Junior Security Trustee will, at the request of the Senior Creditors or any Receiver appointed by the Senior Creditors, join in such documents or otherwise take such action as may be reasonably required by the Senior Creditors or such Receiver to facilitate the disposal of any asset subject to Senior Security whether or not there will be any balance of proceeds available for the Subordinated Creditors and/or Junior Security Trustee arising from that disposal.

13.2	Distressed Disposal

If a Distressed Disposal is being effected, the Senior Creditors are irrevocably authorised by the parties hereto to release the Senior Security and/or the Junior Security over the asset and/or to execute and deliver or enter into any release of that Security that may, in the discretion of the Senior Creditors, be considered necessary or desirable in order to effect the Distressed Disposal.

14.	ENFORCEMENT BY THE SUBORDINATED CREDITORS AND/OR THE JUNIOR SECURITY TRUSTEE

14.1	Subject to clause 14.2 below, until the Senior Discharge Date, unless the Senior Creditors have previously consented in writing, none of the Subordinated Creditors or the Junior Security Trustee shall:

	14.1.1	accelerate any of the Junior Debt or otherwise declare any of the Junior Debt prematurely payable on an event of default or otherwise;

	14.1.2	enforce the Junior Debt by execution or otherwise; or

	14.1.3	initiate or support or take any steps with a view to any Insolvency, liquidation, reorganisation, administration or dissolution proceedings or any voluntary arrangement or assignment for the benefit of creditors or any similar proceedings involving the Borrower, whether by petition, filing or service of a notice, convening a meeting, voting for a resolution or otherwise.

14.2	The restrictions in clause 14.1 will not apply to the Subordinated Creditor or the Junior Security Trustee if an Event of Default as defined in the Junior Document has occurred (a Junior Default) and:

	14.2.1	the Senior Creditors have received notice of the Junior Default from the Subordinated Parties (or any of them); and

	14.2.2	a period of not less than 180 days has passed from the date of the notice of the relevant Junior Default (Junior Standstill Period); and

	14.2.3	at the end of the relevant Junior Standstill Period, the relevant Junior Default is continuing and has not been waived by the Subordinated Parties; and

	14.2.4	the Senior Creditors have not taken any steps to enforce the security conferred by the Senior Security Documents (or any of them).

15.	INFORMATION BY SUBORDINATED CREDITOR

15.1	Defaults

Each Subordinated Party will, promptly upon becoming aware of the same, notify the Senior Creditors of the occurrence of any event of default or potential event of default (howsoever described) or mandatory prepayment event or other event entitling that Subordinated Party to demand prepayment or repayment of any Junior Debt prior to its specified maturity under the Junior Debt Documents.

15.2	Amounts of debt

Each Subordinated Party will on the written request by the Senior Creditors notify the Senior Creditors in writing of details of the amount of the Junior Debt.

16.	APPLICATION OF PROCEEDS

16.1	Priorities

The priority of the Creditors shall stand (regardless of the order of execution, registration or notice or otherwise) so that all amounts from time to time received or recovered by a Creditor pursuant to the terms of any Debt Document or in connection with the realisation or enforcement of all or any part of the Security constituted by any of the Security Documents shall, after providing for all reasonable outgoings, costs, charges, expenses and liabilities of enforcement, exercising rights on winding up and payments ranking in priority as a matter of law, be applied in the following order of priority:

	16.1.1	first, in or towards discharge of the Senior Debt;

	16.1.2	second, once the Senior Debt has been fully discharged, in or towards discharge of the Junior Debt; and

	16.1.3	third, after the Junior Debt has been fully discharged, to the Borrower, the Guarantors or any other person entitled to it.

16.2	Preferential payments

Each Subordinated Party shall bring into account any preferential payments received by it under section 175 of the insolvency Act 1986.

16.3	Purchaser protection

No purchaser dealing with a Creditor or any Receiver shall be concerned in any way with the provisions of this deed, but shall assume that the Creditor or Receiver, as the case may be, is acting in accordance with the provisions of this deed.

17.	REFINANCING OF SENIOR DEBT

17.1	Refinancing of Senior Debt

Each of the Subordinated Parties agrees that, subject to clause 17.2:

	17.1.1	the Senior Debt may be refinanced at any time by any person whether or not that person is a Senior Creditor (provided that if that person is not a Senior Creditor, it is a bank or banks of international repute and creditworthiness); and

	17.1.2	the new debt shall rank with the priority specified in this deed.

17.2	Conditions of new Senior Debt

	17.2.1	The terms of any refinancing of the Senior Debt shall not be more onerous for the Borrower and/or the Guarantors than the terms of the Senior Debt as at the date of this deed and the principal amount of the Senior Debt shall not be increased as a result of any such refinancing.

	17.2.2	Any new lender of the refinanced Senior Debt shall, before, or at the same time as, it becomes a lender of the refinanced Senior Debt, execute and deliver to the Subordinated Parties (in a form acceptable to the Subordinated Parties) in which that new lender undertakes to be bound by the terms of this deed.

18.	POWER OF ATTORNEY

18.1	Appointment of attorney

By way of security, each of the Borrower, each Guarantor, the Subordinated Creditors and the Junior Security Trustee irrevocably appoints the Senior Creditors to be its attorney and, in its name, on its behalf and as its act and deed, to execute any documents and do any acts and things which the Borrower, the Guarantors, the Subordinated Creditors and/or the Junior Security Trustee are required to execute and do under this deed.

18.2	Ratification of acts of attorney

Each of the Borrower, a Guarantor, the Subordinated Creditors and the Junior Security Trustee ratifies and confirms, and agrees to ratify and confirm, anything which any of its attorneys may do in the proper and lawful exercise or purported exercise of all or any of the powers, authorities and discretions referred to in clause 18.1.

19.	EXPENSES

19.1	Negotiation and amendment costs and expenses

The Borrower and each Guarantor shall, within five Business Days of demand, pay to, or reimburse, a Senior Creditor, on a full indemnity basis, all costs, charges, expenses, taxes and liabilities of any kind (including, without limitation, legal, printing and out-of-pocket expenses) properly incurred by that Senior Creditor in connection with:

	19.1.1	the negotiation, preparation and execution of this deed; or

	19.1.2	any amendment, extension, waiver, consent or suspension of rights (or any proposal for any of these) relating to this deed,

together with interest, which shall accrue and be payable (without the need for any demand for payment being made) from the date on which the relevant cost or expense arose until full discharge of that cost or expense (whether before or after judgment, liquidation, winding up or administration of the Borrower) at the rate (the Default Rate) and in the manner provided for in the Senior Credit Agreement in respect of interest applying on the occurrence and continuance of an Event of Default (as defined in the Senior Credit Agreement).

19.2	Enforcement costs, expenses and Losses

	19.2.1	The Borrower and the Guarantors shall, on demand, pay to each Creditor the amount of all costs and expenses (including legal, printing and out-of-pocket expenses) properly incurred by the relevant Creditor in connection with enforcing, preserving any rights under, or monitoring the provisions of this deed.

	19.2.2	The Subordinated Parties shall on demand indemnify and keep indemnified the Senior Creditors against all Losses suffered or incurred by any of them in respect of any breach of any of the Subordinated Parties’ covenants or other obligations under this deed.

19.3	Legal expenses and taxes

The costs and expenses referred to in clause 19.2 above include, without limitation, the fees and expenses of legal advisers and any value added tax or similar tax, and are payable in the currency in which they are incurred.

19.4	Default interest

	19.4.1	If the Borrower, a Guarantor or any Subordinated Party fails to pay any amount payable by it under this deed to a Senior Creditor, it must, on demand by the Senior Creditor, pay interest on the overdue amount from the due date up to the date of actual payment (both before and after judgment).

	19.4.2	Interest on an overdue amount is payable at a rate equal to the Default Rate.

	19.4.3	For the purpose of determining the relevant rate under clause 19.4 above, the Senior Creditors may:

(a) select successive periods of any duration up to three months; and

(b) determine the appropriate rate fixing day for that period.

	19.4.4	Interest (if unpaid) on an overdue amount will be compounded at the end of the period selected by the Senior Creditors under clause 19.4.3 above but will remain immediately due and payable.

	19.4.5	Any interest accruing under this clause 19.4 accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.

19.5	Certificates and Determinations

Any certification or determination by the Senior Creditors of a rate or amount under this deed is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

19.6	No Deduction

All payments to be made by the Borrower, a Guarantor or any Creditor under this deed shall be made without any set-off, counterclaim or equity and (subject to the following sentence) free from, clear of and without deduction for any taxes, duties, levies, imposts or charges whatsoever, present or future, If the Borrower, a Guarantor or any Creditor is compelled by the law of any applicable jurisdiction (or by an order of any regulatory authority in such jurisdiction) to withhold or deduct any sums in respect of taxes, duties, levies, imposts or charges from any amount payable to a Creditor under this deed or, if any such withholding or deduction is made in respect of any recovery from the Borrower, a Guarantor or any Creditor under this deed, the relevant party shall pay such additional amount so as to ensure that the net amount received by the relevant Creditor shall equal the full amount due to it under the provisions of this deed (had no such withholding or deduction been made).

19.7		Currency of Payment

The obligation of the Borrower, a Guarantor or any Creditor under this deed to make payments in any currency shall not be discharged or satisfied by any tender, or recovery pursuant to any judgment or otherwise, expressed in or converted into any other currency, except to the extent that tender or recovery results in the effective receipt by the Senior Creditors of the full amount of the currency expressed to be payable under this deed.

19.8		Currency Indemnity

	19.8.1	If any sum due from the Borrower, a Guarantor or any Creditor under this deed (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

(a) making or filing a claim or proof against the party;

(b) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings; or

(c) applying the Sum in satisfaction of any amount due under this deed,

the relevant party shall, as an independent obligation, within three Business Days of demand, indemnify the relevant Creditor against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to the relevant Creditor at the time of its receipt of that Sum.

	19.8.2	Each of the Borrower, each Guarantor and each Creditor waives any right it may have in any jurisdiction to pay, any amount under this deed in a currency or currency unit other than that in which it is expressed to be payable.

20.		DURATION

20.1		Duration

This deed shall cease to have effect when the Senior Debt has, to the satisfaction of the Senior Creditors, been irrevocably and unconditionally paid and discharged in full.

21.		RESTRICTIONS ON ASSIGNMENTS

21.1		Successors and assigns

This Deed is binding on the successors and assigns of the parties hereto.

21.2		Borrower and Guarantors

The Borrower and Guarantors may not assign or transfer any of their rights (if any) or obligations under this deed.

21.3		Subordinated Creditors and Junior Security Trustee

The Subordinated Creditors or the Junior Security Trustee may assign or otherwise dispose of all or any of its rights under this deed provided that: (i) the relevant assignee or transferee executes and delivers to the Senior Creditors a deed (in a form acceptable to the Senior Creditors) pursuant to which the assignee or transferee agrees to be bound by the terms of this deed; and (ii) there is no event of default under any Debt Document subsisting as at the date of the proposed assignment and/or transfer.

21.4	The Senior Creditors

The Senior Creditors may, at any time, assign or otherwise dispose of all or any of their rights under this deed in accordance with the Debt Documents to which they are a party provided that the relevant assignee or transferee executes and delivers to the Subordinated Parties a deed (in a form acceptable to the Subordinated Parties) pursuant to which the assignee or transferee agrees to be bound by the terms of this deed.

22.	BORROWER’S AND GUARANTOR’S ACKNOWLEDGEMENTS

22.1	Borrower’s and Guarantors’ acknowledgement and consent

Each of the Borrower and each Guarantor acknowledges the terms of this deed and consents to the Creditors communicating with each other about the Borrower’s and/or each Guarantors’ affairs for the purposes of this deed.

22.2	No reliance by Borrower or Guarantor

Each of the Borrower and each Guarantor further acknowledges that none of the provisions entered into by the Creditors are for the benefit of the Borrower and/or the Guarantors, nor may they be enforced or relied on by the Borrower and/or the Guarantors.

23.	ENDORSEMENT ON DEBT DOCUMENTS

23.1	Endorsement on Debt Documents

Each of the Creditors agrees to endorse a memorandum of this deed on each Debt Document entered into, or to be entered into, in its favour, and acknowledges the right of the other Creditors to the, production and delivery of a copy of any such Debt Document as soon as reasonably practicable.

24.	REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

24.1	Amendments

Any amendment to this deed shall be in writing and signed by, or on behalf of, each party, except that:

	24.1.1	the Senior Creditors do not need the consent of any party other than the Borrower (and no other party, other than the Borrower, need be party to any amendment document) to an amendment to this deed that only alters the Borrower’s obligations to the Senior Creditors and the, corresponding rights of the Senior Creditors;

	24.1.2	the Senior Creditors do not need the consent of any party other than a Guarantor (and no other party, other than such Guarantor, need be party to any amendment document) to an amendment to this deed that only alters such Guarantor’s obligations to the Senior Creditors and the corresponding rights of the Senior Creditors;

	24.1.3	the Senior Creditors do not need the consent of any party other than the Borrower and the Guarantors (and no other party, other than the Borrower and the Guarantors, need be party to any amendment document) to an amendment to this deed that only alters the Borrowers and Guarantors’ obligations to the Senior Creditors and the corresponding rights of the Senior Creditors; and

	24.1.4	the Creditors do not need the consent of the Borrower or the Guarantors (and no party, other than the Creditors, need to be party to any amendment document) to an amendment to this deed that only alters the obligations of the Creditors to each other and the corresponding rights of the Creditors.

24.2	Waivers and consents

	24.2.1	A waiver of any right or remedy under this deed or by law, or any consent given under this deed, is only effective if given in writing by the waiving or consenting party and shall not be deemed a waiver of any other breach or default. It only applies in the circumstances for which it is given and shall not prevent the party giving it from subsequently relying on the relevant provision.

	24.2.2	A failure or delay by a party to exercise any right or remedy provided under this deed or by law shall not constitute a waiver of that or any other right or remedy, prevent or restrict any further exercise of that or any other right or remedy or constitute an election to affirm this deed. No single or partial exercise of any right or remedy provided under this deed or by law shall prevent or restrict the further exercise of that or any other right or remedy. No election to affirm this deed by a Creditor shall be effective unless it is in writing.

24.3	Rights and remedies

The rights and remedies provided under this deed are cumulative and are in addition to, and not exclusive of, any rights and remedies provided by law.

25.	SEVERANCE

25.1	Severance

If any provision (or part of a provision) of this deed is or becomes invalid, illegal or unenforceable, it shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not possible, the relevant provision (or part of a provision) shall be deemed deleted. Any modification to or deletion of a provision (or part of a provision) under this clause shall not affect the legality, validity and enforceability of the rest of this deed.

26.	COUNTERPARTS

26.1	Counterparts

	26.1.1	This deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute one deed.

	26.1.2	Transmission of the executed signature page of a counterpart of this deed by fax or e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this deed. If either method of delivery is adopted, without prejudice to the validity of the deed thus made, each party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter.

	26.1.3	No counterpart shall be effective until each party has executed and delivered at least one counterpart.

27.	THIRD PARTY RIGHTS

27.1	Third party rights

	27.1.1	Except as expressly provided in this deed, a person who is not a party to this deed shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce, or enjoy the benefit of, any term of this deed. This does not affect any right or remedy of a third party which exists, or is available, apart from that Act.

	27.1.2	The rights of the parties to rescind or agree any amendment or waiver under this deed are not subject to the consent of any other person.

28.	PERPETUITY PERIOD

28.1	Perpetuity period

If the rule against perpetuities applies to any trust created by this deed, the perpetuity period shall be 125 years (as specified by section 5(1) of the Perpetuities and Accumulations Act 2009).

29.	NOTICES

29.1	Delivery

Each notice or other communication required to be given under or in connection with this deed shall be:

	29.1.1	in writing;

	29.1.2	delivered by hand, by pre-paid first-class post or other next working day delivery service or sent, by fax or e-mail; and

	29.1.3	sent to:

(a) the Senior Creditors at the addresses set out in Schedule 2 of this deed..

(b) the Subordinated Creditors at the addresses set out in Schedule 3 of this deed, with a copy by e-mail to dlevhome@btinternet.com; miguelcorral@live.co.uk and ian.riggs@hilldickinson.com.

(c) the Junior Security Trustee at:

1 Sergeants Lane, Whitefield, M45 7TR. Attention: Miguel Carlos Corral Email: miguelcorral@live.co.uk Copy by email to ian.riggs@hilldickinson.com

(d) the Borrower at:

14200 Ironwood Drive, Grand Rapids, Michigan 49534, USA

E-mail: phil.anderson@ecigcorporate.com, Darren@fieldstx.com

Copy by e-mail to: apanjwani@pryorcashman.com. jes@robinsonbrog.com

Attention: Phil Anderson and Darren Stanwood

(e) the Guarantors at:

Units 3-8 Bury South Business Park, Riverview Close, Dumers Lane, Manchester M26 2AD

For the attention of: Phil Anderson and Darren Stanwood Copy by e-mail to jes@robinsonbrog.com, Isteele@pryorcashman.com and to kevin.mccarthy@mishcon.com Attention: Phil Anderson and Darren Stanwood or to such other address or fax number as is notified in writing by one party to the others from time to time.

29.2	Receipt

Any notice or other communication given under or in connection with this deed shall be deemed to be received:

	29.2.1	if delivered by hand, at the time it is left at the relevant address;

	29.2.2	if posted by pre-paid first-class post or other next working day delivery service, on the second Business Day after posting: and

	29.2.3	if sent by fax, when received in legible form.

A notice or other communication given as described in clause 29.1.1 or clause 29.1.3 on a day which is not a Business Day, or after normal business hours, in the place it is received, shall be deemed to have been received on the next Business Day.

29.3	Service of proceedings

This clause 29 does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

30.	GOVERNING LAW AND JURISDICTION

30.1	Governing law

This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, the law of England and Wales,

30.2	Jurisdiction

	30.2.1	The courts of England have exclusive jurisdiction to settle any dispute, controversy, proceedings, claim or obligation of whatever nature arising out of or in connection with this Agreement (whether contractual or non-contractual) including a dispute regarding the existence, validity or termination of this Agreement (a Dispute).

	30.2.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

	30.2.3	This clause 30.2 is for the benefit of the Senior Creditor only. As a result, the Senior Creditor shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Senior Creditor may take concurrent proceedings in any number of jurisdictions.

30.3	Other service

Each of the Borrower, each Guarantor, the Junior Security Trustee and each Subordinated Creditor irrevocably consents to any process in any legal action or proceedings under clause 30.2 being served on it in accordance with the provisions of this deed relating to service of notices. Nothing contained in this deed shall affect the right to serve process in any other manner permitted by law.

30.4	Agent for service

Each of the Borrower, VEC, VCIG, FINBG and HIAC irrevocably appoints Vapestick Holdings Limited for service at 25 Harley Street, London, WIG 9BR (for the attention of Michael Clepper) as its agent to receive on its behalf in England or Wales service of any proceedings under clause 30. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the Borrower, VEC, VCIG, HIAC and/or FINBG as applicable) and shall, be valid until such time as the Creditors have received prior written notice from the Borrower, VEC, VCIG, HIAC and/or FINBG (as applicable) that such agent has ceased to act as agent. If for any reason such agent ceases to be able to act as agent or no longer has an address in England or Wales, the Borrower, VEC, VCIG, HIAC and/or FINBG (as applicable) shall forthwith appoint a substitute acceptable to the Creditors and deliver to the Creditors the new agent’s name and address within England and Wales.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SCHEDULE 1 - GUARANTORS

Name	Company Number	Registered Office
MUST HAVE LIMITED	05101019	Units 3-8
		Bury South Business Park
		Riverview Close
		Dumers Lane
		Manchester
		M26 2AD
E-CIGS UK HOLDING COMPANY LIMITED	09031860	25 Harley Street
		London
		W1G 9BR

VAPESTICK HOLDINGS LIMITED	07777233	73 Cornhill
		London
		EC3V 3QQ

HARDWIRE INTERACTIVE ACQUISITION COMPANY	Delaware 5543781	Corporations USA, LLC
		341 Raven Circle
		Wyoming, DE
		County of Kent, 19934
		USA
VICTORY ELECTRONIC CIGARETTES, INC.	Nevada E0117932013-0	Nevada Agency and Transfer Company
		50 Wes t Liberty Street
		Suite 880
		Reno Nevada
		County of Washoe, 89501
		USA
VCIG LLC	Delaware 5477751	Corporations USA, LLC
		341 Raven Circle
		Wyoming, DE
		County of Kent, 19934
		USA
FIN BRANDING GROUP, LLC	Illinois 03606309	National Registered Agents Inc.
		208 South LaSalle Street
		Suite 814
		Chicago
		Illinois, 60604
		USA

SCHEDULE 2 - SENIOR CREDITORS

Name	Address
CALM WATERS PARTNERSHIP	115S. 84th Street Milwaukee Wisconsin 53214 USA
TIBURON OPPORTUNITY FUND, L.P. acting in its capacity as agent for itself and each of the lenders signatory to the Co-Investor Credit Agreement.	13313 Point Richmond Beach Road NW Gig Harbor WA 98332 USA

SCHEDULE 3 - SUBORDINATED CREDITORS

Name	Address
DAVID STEVEN LEVIN	7 Ringley Chase
Whitefield
Manchester
M45 7UA

MELANIE LEVIN	7 Ringley Chase
Whitefield
Manchester
M45 7UA

MIGUEL CARLOS CORRAL	1 Sergeants Lane
Whitefield
M45 7TR

DAVID RYDER	6 Greenock Close
Ladybridge
Bolton
BL3 4UD

SCHEDULE 4 - SENIOR DEBT DOCUMENTS

Part 1: Senior lending documents

Senior Credit Agreements.

Part 2: Senior Security Documents

Share charge between the Borrower and Calm Waters Partnership in respect of the Borrower’s shares in Must Have Limited, dated on or about the date of this deed.

Share charge between the Borrower and Calm Waters Partnership in respect of the Borrower’s shares in Vapestick Holdings Limited, dated on or about the date of this deed.

Share charge between the Borrower and Calm Waters Partnership in respect of the Borrower’s shares in E-Cigs UK Holding Company Limited, dated on or about the date of this deed.

Guarantee between each Guarantor and Calm Waters Partnership, dated on or about the date of this deed.

Debenture between Must Have Limited and Calm Waters Partnership, dated on or about the date of this deed.

Debenture between Vapestick Holdings Limited and Calm Waters Partnership, dated on or about the date of this deed.

Debenture between E-Cigs UK Holding Company Limited and Calm Waters Partnership, dated on or about the date of this deed.

SCHEDULE 5 - JUNIOR DEBT DOCUMENTS

Part 1: Junior lending documents

Junior Loan Notes.

Junior Loan Note instrument.

Registration Rights Agreement.

Share Purchase Agreement.

Part 2: Junior Security Documents

Guarantee between Must Have Limited and the Subordinated Creditors, dated 22 April 2014.

Debenture between Must Have Limited and the Junior Security Trustee, dated 22 April 2014.

Share charge between the Borrower and the Junior Security Trustee in respect of the Borrower’s shares in Must Have Limited, dated on or about the date of this deed.

Borrower

EXECUTED as a deed on behalf of ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD., a Nevada corporation by	)
)
)
)
Philip Anderson	)
	)	Authorised Signatory
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	)	Witness
)
)

Guarantors

EXECUTED as a deed on behalf of VICTORY ELECTRONIC CIGARETTES, INC., a Nevada corporation by	)
)
)
)
Philip Anderson	)
	)	Authorised Signatory
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	)	Witness
)
)

EXECUTED as a deed on behalf of VCIG LLC, a Delaware corporation by	)
)
)
Philip Anderson	)
	)	Authorised Signatory
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	)	Witness
)

EXECUTED as a deed on behalf of FIN BRANDING GROUP, LLC, an Illinois corporation by	)
)
)
Philip Anderson	)
	)	Authorised Signatory
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	)	Witness
)
)

EXECUTED as a deed on behalf of HARDWIRE INTERACTIVE ACQUISITION COMPANY, a Delaware corporation by	)
)
)
)
Philip Anderson	)
	)	Authorised Signatory
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the corporation	)	Witness
)
)

EXECUTED as a deed by MUST HAVE LIMITED acting by	)
)
Philip Anderson	)
a director in the presence of	)	Director
)

Witness:

Signature:

Name:	Ali Panjwani

Address:	c/o PRYOR CASHMAN LLP
7 Times Square, New York, NY 10036

Occupation:	Attorney

EXECUTED as a deed by VAPESTICK HOLDINGS LIMITED acting by	)
)
Philip Anderson	)
a director	)	Director
in the presence of	)

Witness:

Signature:

Name:	Ali Panjwani

Address:	c/o PRYOR CASHMAN LLP
7 Times Square, New York, NY 10036

Occupation:	Attorney

EXECUTED as a deed by E-CIGS UK HOLDING COMPANY LIMITED acting by	)
)
)
Philip Anderson	)
a director	)	Director
in the presence of	)

Witness:

Signature:

Name:	Ali Panjwani

Address:	c/o PRYOR CASHMAN LLP
7 Times Square, New York, NY 10036

Occupation:	Attorney

Senior Creditors

EXECUTED as a deed on behalf of CALM WATERS PARTNERSHIP., a Wisconsin general partnership, acting by Susan A. Hollister As power of attorney for	)
)
)
)
)
	)	Authorised Signatory
Richard S. Strong	)
Managing Partner	)
Calm Waters Partnership	)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	)	Authorised Signatory
)
)

EXECUTED as a deed on behalf of TIBURON OPPORTUNITY FUND, L.P., a Delaware limited partnership, acting by
)
)
)
)
	)	Authorised Signatory
)
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	)	Authorised Signatory
)
)
)

Subordinated Creditors

EXECUTED as a deed by MELANIE LEVIN in the presence of
)
	)	Melanie Levin

Witness:

Signature:

Name:

Address:

Occupation:

Senior Creditors

EXECUTED as a deed on behalf of CALM WATERS PARTNERSHIP., a Wisconsin general partnership, acting by	)
)
)
)
)
	)	Authorised Signatory
)
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	)	Authorised Signatory
)
)

EXECUTED as a deed on behalf of TIBURON OPPORTUNITY FUND, L.P., a Delaware limited partnership, acting by Peter Batel
)
)
)
)
	)	Authorised Signatory
)
)
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	)	Witness
)
)
)

Subordinated Creditors

EXECUTED as a deed by MELANIE LEVIN in the presence of
)
	)	Melanie Levin

Witness:

Signature:

Name:

Address:

Occupation:

Senior Creditors

EXECUTED as a deed on behalf of CALM WATERS PARTNERSHIP., a Wisconsin general partnership, acting by	)
)
)
)
)
	)	Authorised Signatory
)
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	)	Authorised Signatory
)
)

EXECUTED as a deed on behalf of TIBURON OPPORTUNITY FUND, L.P., a Delaware limited partnership, acting by
)
)
)
)
	)	Authorised Signatory
)
)
)
being [a] person[s] who, in accordance with the laws of that territory, [is OR are] acting under the authority of the partnership	)	Authorised Signatory
)
	)	Duly Authorised Attorney
)

Subordinated Creditors

EXECUTED as a deed by MELANIE LEVIN in the presence of
)
	)	Melanie Levin

Witness:

Signature:

Name:	Ian Riggs

Address:	50 Fountain St, Manchester

Occupation:	Solicitor

EXECUTED as a deed by DAVID		)
STEVEN LEVIN		)	David Steven Levin
in the presence of

Witness:

Signature:

Name:	Ian Riggs

Address:	50 Fountain St, Manchester

Occupation:	Solicitor

EXECUTED as a deed by DAVID		)
RYDER		)	David Ryder
in the presence of			Duly Authorised Attorney

Witness:

Signature:

Name:	Ian Riggs

Address:	50 Fountain St, Manchester

Occupation:	Solicitor

EXECUTED as a deed by MIGUEL		)
CARLOS CORRAL		)	Miguel Carlos Corral
in the presence of

Witness:

Signature:

Name:	Ian Riggs

Address:	50 Fountain St, Manchester

Occupation:	Solicitor

Junior Security Trustee

EXECUTED as a deed by MIGUEL		)
CARLOS CORRAL		)	Miguel Carlos Corral
in the presence of

Witness:

Signature:

Name:	Ian Riggs

Address:	50 Fountain St

Manchester

Occupation:	Solicitor